UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2005
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Navarre Corporation (the “Company”) announced on November 22, 2005 that it has been notified by The NASDAQ Stock Market (“Nasdaq”) in a letter of the same date that it has regained compliance with applicable requirements for continued listing on The Nasdaq National Market. Accordingly, the Company’s trading symbol will be changed from “NAVRE” to “NAVR” effective with the open of the market on Friday, November 25, 2005. A copy of the Company’s press release in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     As previously disclosed in the Company’s current report on Form 8-K filed on November 17, 2005, Nasdaq had notified the Company that it was not in compliance with applicable Nasdaq filing requirements because the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 had not been reviewed by the Company’s independent auditors, in accordance with Statement on Auditing Standards No. 100, and this Form 10-Q did not include the requisite certifications under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.
      Nasdaq’s determination that the Company has regained compliance with the requirements for continued listing was based on the Company’s filing on November 21, 2005 of an amended Form 10-Q for the quarter ended September 30, 2005, which complied with the auditor review and certification requirements. Also, on November 21, 2005, the Company filed amendments to the Form 10-K for the fiscal year ended March 31, 2005 and to the Form 10-Q for the quarterly period ended June 30, 2005 to reflect the restatements of the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2005 and 2004, and for the fiscal year ended March 31, 2003, and for unaudited quarterly financial data for the periods ended June 30, 2004, September 30, 2004, December 31, 2004 and June 30, 2005.
     As a result of the Company’s receipt of this notice from Nasdaq, it will not be required to request a hearing before a Nasdaq Listing Qualifications Panel. Accordingly, this Nasdaq compliance matter has now been closed and the Company’s securities will continue to be listed on The Nasdaq National Market.
Item 9.01. Financial Statements and Exhibits
     On November 22, 2005, the Company issued a press release which is attached hereto as Exhibit 99.1. This press release announces the Company’s receipt of notice from Nasdaq of its compliance with certain listing requirements as described above in Item 7.01.
     (c) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Navarre Corporation, dated November 22, 2005 announcing its receipt of notice from Nasdaq of its compliance with certain listing requirements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: November 23, 2005	By:	/s/ Diane D. Lapp
	Name:	Diane D. Lapp
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Navarre Corporation, dated November 22, 2005 announcing its receipt of notice from Nasdaq of its compliance with certain listing requirements.